    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 29, 1996

                                                      REGISTRATION NO. 333-09377
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20459
                            ------------------------


                                AMENDMENT NO. 4

                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                           SYNTHETIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)
                            ------------------------

           DELAWARE                          2221                         58-1049400
 (State or other jurisdiction    (Primary Standard Industrial          (I.R.S. Employer
     of incorporation or         Classification Code Number)        Identification Number)
          organization

                            ------------------------

                               309 LAFAYETTE ROAD
                           CHICKAMAUGA, GEORGIA 30707
                                 (706) 375-3121

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                            ------------------------

                                 LEONARD CHILL
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           SYNTHETIC INDUSTRIES, INC.
                               309 LAFAYETTE ROAD
                           CHICKAMAUGA, GEORGIA 30707
                                 (706) 375-3121
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------

                                   Copies to:

            MARK ZVONKOVIC, ESQ.                           THOMAS POLLOCK, ESQ.
           ANDREWS & KURTH L.L.P.                  PAUL, HASTINGS, JANOFSKY & WALKER LLP
            425 LEXINGTON AVENUE                              399 PARK AVENUE
          NEW YORK, NEW YORK 10017                       NEW YORK, NEW YORK 10022
               (212) 850-2800                                 (212) 318-6000

                            ------------------------

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuing basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
enterprise, to the fullest extent permitted under Section 145 of the DGCL, as the same may be amended or supplemented. The indemnification provided by the Amended Certificate shall not be deemed exclusive of any other rights to which any of those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     The foregoing statements are subject to the detailed provisions of Section 145 of the DGCL and Article Eleventh of the Amended Certificate.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES

     Not applicable

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a) Exhibits


        1            -- Form of Underwriting Agreement*
        2.1          -- Acquisition Agreement dated November 21, 1986 between Synthetic
                        Industries, Inc., Synthetic Industries Limited, Polyweave
                        Corporation, the stockholders of Synthetic Industries, Inc.,
                        Synthetic Industries Limited and SI Holding Inc., including exhibits thereto+
        2.2          -- Plan and Agreement of Merger dated December 4, 1986+
        2.3          -- Asset Purchase Agreement dated October 12, 1990 between Synthetic
                        Industries, Inc. and Chicopee+
        3.1          -- Certificate of Incorporation of Synthetic Industries, Inc. (including all amendments to date) filed with the Secretary of the State of
                        Delaware (incorporated by reference to Synthetic Industries, Inc.'s
                        Registration Statement on Form 8-A filed October 24, 1996)
        3.2          -- Amended and Restated By-Laws of Synthetic Industries, Inc. (including all amendments to date) (incorporated by reference to Synthetic
                        Industries, Inc.'s Registration Statement on Form 8-A filed October
                        24, 1996)
        4.1          -- Specimen of Common Stock Certificate (incorporated by reference to
                        Synthetic Industries, Inc.'s Registration Statement on Form 8-A filed
                        October 24, 1996)
        4.2          -- Form of Indenture between Synthetic Industries, Inc. and United
                        States Trust Company of New York, Trustee, in respect to the 12 3/4%
                        Senior Subordinated Debentures due 2002+
        4.3          -- Supplemental Form of Indenture between Synthetic Industries, Inc. and
                        United States Trust Company of New York, Trustee, in respect to the
                        12 3/4% Senior Subordinated Debentures due 2002+
        5.1          -- Opinion of Andrews & Kurth L.L.P. regarding the legality of Common
                        Stock being registered+
       10.1          -- Fourth Amended and Restated Revolving Credit and Security Agreement
                        dated as of October 20, 1995 among Synthetic Industries, Inc., The
                        First National Bank of Boston and other Lenders listed on Schedule 1 thereto, and The First National Bank of Boston, as agent on behalf of the Lenders+
       10.2          -- Amendment No. 1 to the Fourth Amended and Restated Revolving Credit
                        and Security Agreement dated as of December 1, 1995+
       10.3          -- Amendment No. 2 to the Fourth Amended and Restated Revolving Credit
                        and Security Agreement dated as of February 14, 1996+
       10.4          -- Amendment No. 3 to the Fourth Amended and Restated Revolving Credit
                        and Security Agreement dated as of March 15, 1996+
       10.5          -- US Patent No. 4,867,614, Reinforced Soil and Method (Exp. December
                        13, 2003)+
       10.6          -- US Patent No. 4,790,691, Fiber Reinforced Soil and Method (Exp.
                        December 13, 2003)+

       10.7          -- US Patent No. 5,007,766, Shaped Barrier for Erosion Control and
                        Sediment Collection (Exp. April 16, 2008)+
       10.8          -- Lease agreement dated November 22, 1971 between Murray Sobel and
                        Synthetic Industries, Inc. (including all amendments to date)+
       10.9          -- Lease agreement dated February 13, 1969, between Murray Sobel and wife, Marcella S. Sobel, and Joseph F. Decosimo, Frank M. Thompson
                        and Murray Sobel, Trustees, Synthetic Industries, Inc. (including all amendments to date)+
       10.10         -- Lease agreement dated December 17, 1990 between Chicopee and
                        Synthetic Industries, Inc.+
       10.11         -- Lease agreement dated January 17, 1991 between Herchel L. Webster and
                        Allie Ree Webster and Synthetic Industries, Inc. (the "Lumite
                        Lease")+
       10.12         -- Amendment to the Lumite Lease dated October 1, 1992+
       10.13         -- Consulting Agreement dated July 23, 1991 between Texpro Limitada y
                        Cia S.C.A. and Synthetic Industries, Limited+
       10.14         -- Supply Contract between Eastman Chemical Products, Inc. and Synthetic
                        Industries, Inc. dated December 13, 1991+
       10.15         -- Agreement dated September 6, 1996 between Leonard Chill and Synthetic
                        Industries, Inc.+
       10.16         -- Agreement dated September 6, 1996 between W. Wayne Freed and
                        Synthetic Industries, Inc.+
       10.17         -- Agreement dated September 6, 1996 between Ralph A. Kenner and
                        Synthetic Industries, Inc.+
       10.18         -- Agreement dated September 6, 1996 between William Gardner Wright, Jr.
                        and Synthetic Industries, Inc.+
       10.19         -- Agreement dated September 6, 1996 between John M. Long and Synthetic
                        Industries, Inc.+
       10.20         -- Agreement dated September 6, 1996 between Charles T. Koerner and
                        Synthetic Industries, Inc.+
       10.21         -- Agreement dated September 1, 1984 between Robert J. Breyley, Sr. and
                        Fibermesh Company+
       10.22         -- Agreement dated September 6, 1996 between Joseph Sinicropi and
                        Synthetic Industries, Inc.+
       10.23         -- Agreement dated September 6, 1996 between W.O. Falkenberry and
                        Synthetic Industries, Inc.+
       10.24         -- Agreement dated September 6, 1996 between Bobby Callahan and
                        Synthetic Industries, Inc.+
       10.25         -- 1994 Stock Option Plan for Non-Employee Directors+
       10.26         -- 1994 Stock Option Plan+
       10.27         -- 1996 Stock Option Plan+
       10.28         -- Incentive Compensation Plan Fiscal Year 1994/1995+
       10.29         -- Incentive Compensation Plan Fiscal Year 1995/1996+
       10.30         -- Form of Registration Rights Agreement+
       10.31         -- Amendment No. 4 to the Fourth Amended and Restated Revolving Credit
                        and Security Agreement dated as of September 27, 1996+
       21            -- List of Subsidiaries of Synthetic Industries, Inc.+
       23.1          -- Consent of Deloitte & Touche LLP, independent auditors+
       23.2          -- Consent of Andrews & Kurth L.L.P. (included in the opinion filed as
                        Exhibit 5)
       24            -- Power of Attorney of the Board of Directors (included in Part II of the Registration Statement)


---------------

*  Filed herewith
+  Previously filed
++ To be supplied by amendment

(b) Not applicable

ITEM 17. UNDERTAKINGS

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed the by final adjudication of such issue.

     The undersigned registrant hereby undertakes that:

          (a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chickamauga, State of Georgia, on October 29, 1996.


                                            SYNTHETIC INDUSTRIES, INC.

                                            By:      /s/  LEONARD CHILL
                                                        Leonard Chill
                                                          President

                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



                  SIGNATURE                                TITLE                     DATE
---------------------------------------------  -----------------------------  ------------------
              /s/  LEONARD CHILL               President, Chief Executive       October 29, 1996
                Leonard Chill                    Officer and Director
                                                 (Principal Executive
                                                 Officer)

           /s/  JOSEPH SINICROPI               Chief Financial Officer and      October 29, 1996
              Joseph Sinicropi                   Secretary (Principal
                                                 Accounting Officer)

            */s/  JOSEPH F. DANA               Director                         October 29, 1996
             Joseph F. Dana

            */s/  LEE J. SEIDLER               Director                         October 29, 1996
               Lee J. Seidler

          */s/  WILLIAM J. SHORTT              Director                         October 29, 1996
              William J. Shortt

            */s/  ROBERT L. VOIGT              Director                         October 29, 1996
              Robert L. Voight

  *By:       /s/  JOSEPH SINICROPI                                              October 29, 1996
              Joseph Sinicropi
              Attorney-in-Fact

                               INDEX TO EXHIBITS


      EXHIBITS
--------------------
        1            -- Form of Underwriting Agreement*
        2.1          -- Acquisition Agreement dated November 21, 1986 between Synthetic
                        Industries, Inc., Synthetic Industries Limited, Polyweave
                        Corporation, the stockholders of Synthetic Industries, Inc.,
                        Synthetic Industries Limited and SI Holding Inc., including exhibits thereto+
        2.2          -- Plan and Agreement of Merger dated December 4, 1986+
        2.3          -- Asset Purchase Agreement dated October 12, 1990 between Synthetic
                        Industries, Inc. and Chicopee+
        3.1          -- Certificate of Incorporation of Synthetic Industries, Inc. (including all amendments to date) filed with the Secretary of the State of
                        Delaware (incorporated by reference to Synthetic Industries, Inc.'s
                        Registration Statement on Form 8-A filed October 24, 1996)
        3.2          -- Amended and Restated By-Laws of Synthetic Industries, Inc. (including all amendments to date) (incorporated by reference to Synthetic
                        Industries, Inc.'s Registration Statement on Form 8-A filed October
                        24, 1996)
        4.1          -- Specimen of Common Stock Certificate (incorporated by reference to
                        Synthetic Industries, Inc.'s Registration Statement on Form 8-A filed
                        October 24, 1996)
        4.2          -- Form of Indenture between Synthetic Industries, Inc. and United
                        States Trust Company of New York, Trustee, in respect to the 12 3/4%
                        Senior Subordinated Debentures due 2002+
        4.3          -- Supplemental Form of Indenture between Synthetic Industries, Inc. and
                        United States Trust Company of New York, Trustee, in respect to the
                        12 3/4% Senior Subordinated Debentures due 2002+
        5.1          -- Opinion of Andrews & Kurth L.L.P. regarding the legality of Common
                        Stock being registered+
       10.1          -- Fourth Amended and Restated Revolving Credit and Security Agreement
                        dated as of October 20, 1995 among Synthetic Industries, Inc., The
                        First National Bank of Boston and other Lenders listed on Schedule 1 thereto, and The First National Bank of Boston, as agent on behalf of the Lenders+
       10.2          -- Amendment No. 1 to the Fourth Amended and Restated Revolving Credit
                        and Security Agreement dated as of December 1, 1995+
       10.3          -- Amendment No. 2 to the Fourth Amended and Restated Revolving Credit
                        and Security Agreement dated as of February 14, 1996+
       10.4          -- Amendment No. 3 to the Fourth Amended and Restated Revolving Credit
                        and Security Agreement dated as of March 15, 1996+
       10.5          -- US Patent No. 4,867,614, Reinforced Soil and Method (Exp. December
                        13, 2003)+
       10.6          -- US Patent No. 4,790,691, Fiber Reinforced Soil and Method (Exp.
                        December 13, 2003)+
       10.7          -- US Patent No. 5,007,766, Shaped Barrier for Erosion Control and
                        Sediment Collection (Exp. April 16, 2008)+
       10.8          -- Lease agreement dated November 22, 1971 between Murray Sobel and
                        Synthetic Industries, Inc. (including all amendments to date)+
       10.9          -- Lease agreement dated February 13, 1969, between Murray Sobel and wife, Marcella S. Sobel, and Joseph F. Decosimo, Frank M. Thompson
                        and Murray Sobel, Trustees, Synthetic Industries, Inc. (including all amendments to date)+
       10.10         -- Lease agreement dated December 17, 1990 between Chicopee and
                        Synthetic Industries, Inc.+
       10.11         -- Lease agreement dated January 17, 1991 between Herchel L. Webster and
                        Allie Ree Webster and Synthetic Industries, Inc. (the "Lumite
                        Lease")+

      EXHIBITS
--------------------
       10.12         -- Amendment to the Lumite Lease dated October 1, 1992+
       10.13         -- Consulting Agreement dated July 23, 1991 between Texpro Limitada y
                        Cia S.C.A. and Synthetic Industries, Limited+
       10.14         -- Supply Contract between Eastman Chemical Products, Inc. and Synthetic
                        Industries, Inc. dated December 13, 1991+
       10.15         -- Agreement dated September 6, 1996 between Leonard Chill and Synthetic
                        Industries, Inc.+
       10.16         -- Agreement dated September 6, 1996 between W. Wayne Freed and
                        Synthetic Industries, Inc.+
       10.17         -- Agreement dated September 6, 1996 between Ralph A. Kenner and
                        Synthetic Industries, Inc.+
       10.18         -- Agreement dated September 6, 1996 between William Gardner Wright, Jr.
                        and Synthetic Industries, Inc.+
       10.19         -- Agreement dated September 6, 1996 between John M. Long and Synthetic
                        Industries, Inc.+
       10.20         -- Agreement dated September 6, 1996 between Charles T. Koerner and
                        Synthetic Industries, Inc.+
       10.21         -- Agreement dated September 1, 1984 between Robert J. Breyley, Sr. and
                        Fibermesh Company+
       10.22         -- Agreement dated September 6, 1996 between Joseph Sinicropi and
                        Synthetic Industries, Inc.+
       10.23         -- Agreement dated September 6, 1996 between W.O. Falkenberry and
                        Synthetic Industries, Inc.+
       10.24         -- Agreement dated September 6, 1996 between Bobby Callahan and
                        Synthetic Industries, Inc.+
       10.25         -- 1994 Stock Option Plan for Non-Employee Directors+
       10.26         -- 1994 Stock Option Pla+
       10.27         -- 1996 Stock Option Plan+
       10.28         -- Incentive Compensation Plan Fiscal Year 1994/1995+
       10.29         -- Incentive Compensation Plan Fiscal Year 1995/1996+
       10.30         -- Form of Registration Rights Agreement+
       10.31         -- Amendment No. 4 to the Fourth Amended and Restated Revolving Credit
                        and Security Agreement dated as of September 27, 1996+
       21            -- List of Subsidiaries of Synthetic Industries, Inc.+
       23.1          -- Consent of Deloitte & Touche LLP, independent auditors+
       23.2          -- Consent of Andrews & Kurth L.L.P. (included in the opinion filed as
                        Exhibit 5)
       24            -- Power of Attorney of the Board of Directors (included in Part II of the Registration Statement)


---------------

*  Filed herewith
+  Previously filed
++ To be supplied by amendment

(b) Not applicable